Void after _________ __, 2007





                  This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.



                            ------------------------

                          COMMON STOCK PURCHASE WARRANT


         MAGNAVISION CORPORATION, a Delaware corporation (the "Company"), having its principal office at 1725 Highway 35, Wall, New Jersey 07719 hereby certifies that, for value received, Access Capital, Inc., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after _________ __, 1997 and before 5:00 P.M., New York City time, on _______ __, 2007, 138,536 fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of $2.00. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") originally issued as of the Original Issue Date (as defined below) and evidencing the right to purchase an aggregate of 138,536 shares of Common Stock of the Company, subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies and except to the extent affected by the rights of holders of the Company's Redeemable Preferred Stock, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (c) The "Original Issue Date" is ________ __, 1997, the date as of which this Warrant was first issued.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

                  (e) The term "Purchase Price per share" shall be the then applicable exercise price for one share of Common Stock.

                  (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of this Warrant, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

                  (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.



         1. Registration, etc.

            1.1 In the event that the Company, at any time within the ten (10) year period commencing on the Original Issue Date, proposes to file a registration statement (other than a registration statement on Form S-4, S-8 or similar forms) or maintains the effectiveness of a registration statement on a general form of registration under the Securities Act and relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the record owner of this Warrant and any shares of Common Stock issued upon exercise thereof. If, within thirty (30) days after the giving of such notice, the record owner of this Warrant or shares of Common Stock issued upon its exercise shall request in writing that all or any of such Common Stock or Other Securities issued or issuable upon exercise of this Warrant be included in such proposed registration, the Company will, at its own expense, also register such securities as shall have been requested in writing; provided, however, that:

                  (a) such owner shall deliver to the Company a statement in writing from the beneficial owners of such securities that they have a bona fide intent to sell, transfer or otherwise dispose of such securities;

                  (b) the Company shall not be required to include any of such securities if, by reason of such inclusion, the Company shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange Commission substantially different from that which the Company otherwise would use;

                  (c) such owner shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and

                  (d) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement, then such owner (i) shall agree to have the securities being so registered by such owner sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Company is selling the securities so registered, or (ii) at the request of such underwriter or managing agent, shall delay the sale of such securities for the 30 day period commencing with the effective date of the registration statement; provided that any such request to delay inclusion of securities to be registered by such owner shall be allocated pari passu among all holders of Company securities who are asserting registration rights in connection with such registration statement.

            1.2 In connection with the filing of a registration statement pursuant to subsection 1.1 of this section 1, the Company shall:

                  (a) notify such owners as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

                  (b) notify such owners promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                  (c) prepare and file without expense to such owners any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by such owners;

                  (d) use its reasonable best efforts to qualify the shares of Common Stock or Other Securities being so registered for sale under the securities or blue sky laws of not more than eight states as such registered owners may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;

                  (e) notify such registered owners of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

                  (f) undertake to keep said registration statement and prospectus effective for a period of sixteen months after such shares of Common Stock first become free to be sold under such registration statement;

                  (g) furnish to such registered owners as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this paragraph 1, all in such quantities as such owners may from time to time reasonably request; and

                  (h) furnish to Access Capital, Inc. without cost one set of the Exhibits to such registration statement.

            1.3 The record owners of the shares of Common Stock or Other Securities being so registered agree to pay all of the underwriting discounts and commissions, transfer taxes, registration fees and their own counsel fees with respect to the securities owned by them and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to subsection 1.1 above include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in not more than eight states, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such registered owners.

            1.4 The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities Act) for such registered owners in connection with the filing of a registration statement pursuant to subsection 1.1 hereof.

            1.5 In the event that the Company shall file any registration statement including therein all or any part of shares of Common Stock or Other Securities issued or issuable upon exercise of the Warrants, the Company and each holder of such securities shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the holder against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading and each such holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such holder or such controlling person expressly for use in such registration statement.

         2. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of this Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of this Warrant, this Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of this Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be, and provided further that nothing contained in this section 2 shall relieve the Company from complying with any request for registration pursuant to section 1 hereof. The first holder of this Warrant represents to the Company that it is acquiring this Warrant for investment and not with a view to the distribution thereof.


         3. Exercise of Warrant; Partial Exercise; Exercise by Surrender.

            3.1 Exercise in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

            3.2 Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

            3.3 Exercise by Surrender of Warrant. In addition to the method of payment set forth in sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner and at the place specified in section 3.1 as payment of the aggregate Purchase Price per share for the Warrants to be exercised. The number of Warrants to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price per share, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten (10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company.

            3.4 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

            3.5 Company to Reaffirm Obligations. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

         4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 5 or otherwise.

         5. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash paid or payable (including, without limitation, by way of dividend), or

                  (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 6 and 7 hereof.


         6. Reorganization, Consolidation, Merger, etc.

            In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in sections 5 and 7 hereof.

         7. Other Adjustments.

            7.1 General. In any case to which sections 5 and 6 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date and prior to the expiration of this Warrant for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares (the "Lower Exercise Price"), then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to the Lower Exercise Price and the number of shares of Common Stock issuable upon exercise hereof shall be increased so that the aggregate exercise price of this Warrant is not reduced as a result of such reduction of Purchase Price.

            7.2 Convertible Securities. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

            If the price per share so determined shall be less than the applicable Purchase Price per share, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

            7.3 Rights and Options. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

            If the price per share so determined shall be less than the applicable Purchase Price per share, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

         8. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.


         9. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant.


         10. Notices of Record Date, etc. In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
         (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.


         11. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.


         12. Listing on Securities Exchanges; Registration. If the Company at any time after the Original Issue Date shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of this Warrant, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.


         13. Exchange of Warrants. Subject to the provisions of section 2 hereof, upon surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant.

         14. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


         15. Warrant Agent. The Company may, by written notice to each holder of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of this Warrant pursuant to section 3, exchanging this Warrant pursuant to section 13, and replacing this Warrant pursuant to section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.


         16. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.


         17. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         18. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.


         19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


         20. Extended Expiration.

            The right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on __________ __, 2007, provided, however, that if the holder of this Warrant issued hereunder has, in accordance with the terms hereof, requested a registration statement pursuant to subsection 1.2 hereof and such registration statement has not become effective prior to the expiration date of the right to exercise this Warrant, then the right to exercise this Warrant shall be extended and shall expire thirty (30) days after the effective date of such registration statement.

         21. Drag-Along Rights.

            The rights of the holder of this Warrant are subject to the holder's agreement to the following: In the event that the Company's Board of Directors approves a sale of the Company (pursuant to a merger or other business combination transaction, sale of outstanding stock or otherwise) to a third party not affiliated with either IBJS Capital Corporation or KOCO Capital Company, L.P. (an "Approved Sale"), the holder of this Warrant (or shares issued upon exercise hereof) shall consent to and raise no objections against such Approved Sale (including exercising any statutory right of appraisal) and shall take all necessary and desirable action in such holder's capacity, if any, as a stockholder of the Company to facilitate such Approved Sale. If the Approved Sale is structured as a sale of stock, notwithstanding Section 6 above, the holder shall agree to sell all of such holder's Warrants and any shares of Common Stock and Other Securities on the terms and conditions approved by the Board of Directors; provided, however, that the obligations of the holder pursuant to this Section 21 are conditioned upon all holders of Common Stock concurrently receiving the same form and amount of consideration per share of Common Stock pursuant to such Approved Sale or, if any holders of Common Stock are given an option as to the form and amount of consideration to be received, all such holders, including the holder of this Warrant, are given the same option.

         22. Assignability. This Warrant is fully assignable at any time, subject to applicable securities laws.

Dated:  ___________ __, 1997

                                             MAGNAVISION CORPORATION



                                             By
                                               ----------------------
                                               Name: Nicholas Mastrorilli, Sr.
                                               Title: Chairman & CEO
                                               [Corporate Seal]



Witness:


-----------------------

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

To:  MAGNAVISION CORPORATION
     1725 Highway 35
     Wall, New Jersey  07719

               The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, * shares of Common Stock of MAGNAVISION CORPORATION, and herewith makes payment of $ __________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ______________________________, whose address is

__________________________________________________________________________.


Dated: __________________

                             __________________________________________________
                             (Signature must conform in all respects to name of
                              holder as specified on the face of the Warrant)


                             __________________________________________________
                                                (Address)



_________________

* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)



         For value received, the undersigned hereby sells, assigns and transfers unto _____________________________________ the right represented by the within
Warrant to purchase       shares of Common Stock of MAGNAVISION CORPORATION to
which the within Warrant relates, and appoints _______________ as Attorney-in-Fact to transfer such right on the books of ________________________ with full power of substitution in the premises. The Warrant being transferred hereby is one of the Common Stock Purchase Warrants initially issued by MAGNAVISION CORPORATION as of ___________ __, 1997.

Dated: __________________

                           __________________________________________________
                           (Signature must conform in all respects to name of
                            holder as specified on the face of the Warrant)

                           __________________________________________________
                                            (Address)


_________________________________
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange